UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2008

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

John J. Dolan, President and Chief Executive Officer of First Commonwealth Financial Corporation (the “Company”), and Edward J. Lipkus, III, Executive Vice President and Chief Financial Officer of the Company, will be presenting at the Community Bank Investor Conference sponsored by KBW (Keefe, Bruyette & Woods) on Tuesday, July 29, 2008 at 1:30 p.m. (Eastern Time), in New York City. Copies of the slides that Messrs. Dolan and Lipkus will utilize in their presentation are furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Slide Presentation for July 29, 2008 Presentation by John J. Dolan and Edward J. Lipkus, III

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2008

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/S/ EDWARD J. LIPKUS, III
Edward J. Lipkus, III
Executive Vice President and Chief Financial Officer